UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 30, 2019, Dollar Tree, Inc. (the “Company”) issued a press release and filed a Form 8-K (“Initial Form 8-K”) reporting its fiscal 2019 first quarter sales and earnings results. A copy of the Company’s condensed consolidated financial statements for the quarter ended May 4, 2019 was attached as Exhibit 99.1 to the Initial Form 8-K. Subsequent to that filing, the Company determined that a balance sheet reclassification of $122.1 million was necessary to decrease “Operating lease right-of-use assets” and “Current portion of operating lease liabilities” and “Operating lease liabilities, long-term,” accordingly, on the Company’s May 4, 2019 Condensed Consolidated Balance Sheets (Unaudited). As a result, the Company is filing this Form 8-K/A to furnish the Company’s condensed consolidated financial statements for the fiscal 2019 first quarter, as revised to include the foregoing balance sheet reclassification. Other than this correction, no other changes were made to the Company’s condensed consolidated financial statements attached to the Initial Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On May 30, 2019, the Company issued a press release reporting it fiscal 2019 first quarter sales and earnings results. On May 31, 2019, the Company issued a correction to its May 4, 2019 Condensed Consolidated Balance Sheets (Unaudited) as described in the Explanatory Note above. A copy of the Company’s revised condensed consolidated financial statements for the quarter ended May 4, 2019 is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in Items 2.02 and 7.01, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1     Revised Condensed Consolidated Financial Statements issued by Dollar Tree, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: May 31, 2019	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 99.1 - Revised Condensed Consolidated Financial Statements issued by Dollar Tree, Inc.